COLE

REAL ESTATE INVESTMENTS®

CVS/pharmacy

Walmart

LOWE'S

A Transformational Transaction: A Highly Attractive Real Estate Portfolio and A Leading Real Estate Investment Manager Exhibit 99.3

Disclaimer
This presentation may be deemed to be solicitation material in respect of the charter amendments to be presented to Cole Credit
Property Trust III, Inc.’s (“CCPT III”) stockholders for consideration at the 2013 annual stockholders’ meeting of CCPT III. CCPT III expects to file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the 2013 annual stockholders’ meeting.  STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS
FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other relevant documents filed with the SEC at the SEC’s website at
www.sec.gov.
Copies of
the documents filed by CCPT III with the SEC will be available free of charge by directing a written request to Cole Credit Property
Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona, 85016, Attention: Investor Relations.
CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III.
Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation will be included in CCPT III’s definitive proxy statement.
This presentation contains a description of the merger agreement pursuant to which CCPT III will acquire Cole Holdings Corporation
(“Cole Holdings”).  A copy of the merger agreement will be filed as an exhibit to a Form 8-K CCPT III will file with the SEC. The description of the merger agreement contained in this presentation does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement.

Forward-Looking Statements
In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which CCPT III operates, include beliefs of and assumptions made by CCPT III’s management, and involve risks and uncertainties that could significantly affect the financial results of CCPT III. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,”
“projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving CCPT III and Cole Holdings, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future —
including statements relating to earnings accretion, cash flow growth, AUM growth, rent and occupancy growth, changes in sales or contribution volume of developed properties, future dividend levels, an anticipated NYSE listing, increased liquidity, capital raising capabilities, availability of capital and general conditions in the geographic areas where we operate — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv)
continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (xi) those additional risks and factors discussed in reports filed with the SEC by CCPT III from time to time. CCPT III does not make any undertaking with respect to updating any forward-looking statements appearing in this presentation.

A Highly Attractive Portfolio and A Leading Investment Manager
COLE HOLDINGS
PREMIER REAL ESTATE INVESTMENT MANAGER
WITH COMPELLING GROWTH PROFILE
CCPT III
HIGH-QUALITY COMMERCIAL
REAL ESTATE PORTFOLIO
(1)
BILLION
COMMERCIAL
REAL ESTATE AUM
$12.4
99%
OCCUPANCY
BASED ON SQUARE FEET
76
MILLION
SQUARE FEET (3
)
47
350
PROFESSIONALS
36
INDUSTRY SECTORS
2,000 +
PROPERTIES MANAGED
12.7
YEARS
WEIGHTED AVERAGE
REMAINING LEASE TERM (2)
34
YEARS
COMMERCIAL REAL ESTATE
EXPERIENCE
• Proven Real Estate
Investment Manager
• Management Continuity
• Accretive Transaction
• Increased Dividend
• Liquidity
• Greater Access to
Capital Markets
• New Fee Income
• Elimination of Management
Fee Expense
THE PROPOSED TRANSACTION WILL
PROVIDE IMPORTANT BENEFITS, INCLUDING:
1,014
PROPERTIES
OWNED
Notes: See About the Data on page 22 for footnote information. Data is unaudited as of 12/31/2012.
STATES

PROVEN REAL ESTATE INVESTMENT MANAGER	• Leading real estate investment manager that currently manages over $12 billion of real estate assets for over 160,000 individual investors represented by more than 13,000 financial advisors • Full-scale platform with over 350 employees headquartered in Phoenix with offices in New York, Atlanta, Chicago, and Orlando • Manages more than 2,000 high-quality, income-producing retail, office and industrial real estate assets across 47 states comprising over 76 million square feet • In-house capabilities in key areas of asset management, acquisitions, leasing, financing, capital markets, client service, and stockholder operations • Attractive growth business of substantial size comparable to many leading real estate/alternative investment managers • Third-party investment management business offers attractive earnings and capital appreciation potential and provides revenue diversification benefits
MANAGEMENT CONTINUITY	• Seamless integration of the same real estate management platform that has acquired and managed the real estate assets of CCPT III since inception, resulting in knowledge of the portfolio and operational efficiencies
ACCRETIVE TRANSACTION & INCREASED DIVIDEND	• Expected accretion and anticipated cash flow growth resulting from the acquisition of an institutional-quality investment management business • CCPT III's board of directors has authorized an increase in the Company's dividend rate from an annualized rate of $0.65 to $0.70 per share upon closing
LIQUIDITY	• Contemplated listing on NYSE will provide: – Greater access to liquidity/flexibility to sell or retain shares based on public market value; and – A liquidity event substantially earlier than previously anticipated for CCPT III stockholders
GREATER CAPITAL MARKETS ACCESS	• Opportunity to continue raising capital from retail distribution channels while increasing access to institutional investors • Better positioned to seek accretive opportunities upon contemplated listing on NYSE • With the ability to offer multiple investment vehicles (e.g. listed shares, non-listed offerings), Cole Real Estate Investments will appeal to a broad range of current and potential investors
NEW FEE INCOME & NO EXTERNAL MGMT FEE EXPENSE	• New income stream of fees earned by Cole Holdings on the management of other real estate vehicles, including Cole Credit Property Trust IV, Inc., Cole Corporate Income Trust, Inc. and Cole Real Estate Income Strategy (Daily NAV), Inc. • Cost efficiencies resulting from the elimination of external management fees

·COLE·

5 Transformational Transaction

TRANSACTION	• CCPT III to: – Acquire Cole Holdings, a full-scale real estate investment management firm – Change name to Cole Real Estate Investments, Inc. to reflect broader scope of activities upon completion of the transaction – Pursue listing on the New York Stock Exchange ("NYSE")
UPFRONT PAYMENTS	• $20 million in cash and 10,711,225 shares of CCPT III common stock paid at closing
CONTINGENT LISTING CONSIDERATION	• 2,142,245 shares of Cole Real Estate Investments common stock payable after NYSE listing, which is estimated to occur in the second quarter of 2013
EARN-OUT	• Additional shares of Cole Real Estate Investments common stock payable in 2017 as an "earn-out" contingent upon the acquired business' demonstrated financial success based on two criteria: acquired business generating EBITDA above minimum threshold and common stock performance relative to peer group
LOCKUP	• Upfront stock consideration and stock consideration upon listing are subject to a three-year lock-up (one-third of shares paid at closing released each year) • Stock consideration payable in 2017 is subject to a lock-up until December 31, 2017
SUBORDINATED CONTINGENT LISTING FEE	• Additional shares of Cole Real Estate Investments common stock may be payable based on its market value over the 30-day period beginning six months after listing, pursuant to the current advisory agreement • As part of this transaction, Cole Holdings has agreed to a 25% reduction from the amount payable under the current advisory agreement
TIMING	• Closing expected in Q2 2013, upon satisfaction of customary closing conditions and applicable regulatory approvals • CCPT III will seek stockholder approval to amend its charter to eliminate provisions applicable to non-listed companies and to more closely reflect charters of publicly traded peers at its annual meeting in June 2013

• COLE •

6 Key Terms of the Transaction

Second Largest Publicly-Traded REIT in the Net-Lease Sector Upon Listing
Ranked by Gross Book Assets
Source: Latest publicly available financials.
3. Spirit pro forma for CCPT II acquisition. All data per Spirit January 2013 Investor presentation.
4. Gross book assets plus disclosed real estate depreciation. Spirit gross book value represents the sum of
Spirit 3Q12 and CCPT II 3Q12 disclosed numbers.
5. Gross book assets based on purchase price of total assets
6. Based on straight-line annualized rental revenue
O
(1)
COLE
REAL ESTATE
INVESTMENTS
(2)
SRC
(3)
WPC LXP NNN EPR
GROSS BOOK ASSETS
(4) $ 9.6 $7.4 (5) $ 7.3 $ 4.7 $ 4.6 $ 4.3 $ 3.3
NUMBER OF PROPERTIES
3,528 1,014 2,012 423 220 1,622 182
SQUARE FOOTAGE (MM) ~50.0+ 43.1 54.3 38.5 41.2 19.2 13.9
NUMBER OF TENANTS
N/A 562 300+ 124 N/A 300+ 250+
NUMBER OF STATES
49 + PR 47 48 41
+ Europe
41 47 36
OCCUPANCY 98% 99% 99% 99% 97% 98% 98%
WEIGHTED AVERAGE LEASE LENGTH (YRS)
11.4 12.7 (6) 10.6 8.9 7.1 12 N/A
% OF RENT FROM TOP 5 TENANTS
~20% 20.7% (6) 29% 29% 13% 24% 52%
% OF RENT FROM
INVESTMENT GRADE TENANTS
34% 42%
(6)
19% 34% 49% N/A N/A
CREDIT RATINGS (S&P / MOODY’S)
BBB / Baa1 N/A TBD N/A N/A BBB / Baa2 BB / Baa3
All metrics, except gross book assets, based on wholly-owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Data is unaudited as of 12/31/2012.
1.
2.
Pro forma for January 2013 closing on acquisition of ARCT.  Data per Realty Income
September 2012 Investor Presentation and 2012 10K.

4.0%
WEST NORTH
CENTRAL
4.4%
NEW ENGLAND
6.6%
MIDDLE
ATLANTIC
6.8%
EAST SOUTH
CENTRAL
21.6%
SOUTH
ATLANTIC
PACIFIC
8.6%
19.6%
WEST
SOUTH
CENTRAL
13.4%
MOUNTAIN
15.0%
EAST
NORTH
CENTRAL

•COLE•

CCPT III: Property Type and Geographic Diversification
GEOGRAPHIC DIVERSIFICATION
Notes: Property Type Diversification based on purchase price of total assets. Geographic Diversification based on wholly owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Data is unaudited as of 12/31/2012.
PROPERTY TYPE DIVERSIFICATION
49.3%
SINGLE-TENANT
RETAIL
18.6%
MULTI-TENANT
RETAIL
17%
SINGLE-TENANT
OFFICE
7.5%
SINGLE-TENANT
INDUSTRIAL
4.8%
DEBT INVEST.
2.8%
JOINT VENTURE &
CONSTRUCTION IN
PROGRESS

`
CCPT III: Industry and Tenant Diversification
CCPT III’s high-quality tenants represent industry leaders in the pharmacy, consumer goods, restaurant, home improvement and technology sectors
9
Notes: Trade names shown are those of tenants of properties owned by CCPT III. CCPT III is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Data is unaudited as of 12/31/2012.
TOP 10 INDUSTRIES
NUMBER OF
LEASES
% OF
ANNUAL RENT
TOP 10 TOTAL
1,074 60.6%
RESTAURANT 324 10.3%
GROCERY 72 9.0%
DRUGSTORE 134 9.0%
DISCOUNT STORE 220 7.6%
HOME AND GARDEN 66 5.4%
PET SUPPLIES 48 4.4%
WAREHOUSE CLUB 7 4.3%
HEALTHCARE 57 3.9%
FINANCIAL SERVICES 60 3.5%
CONVENIENCE STORE 86 3.2%
TOP 10 TENANTS
NUMBER OF
LEASES
% OF
ANNUAL RENT
WALGREENS 76 5.0%
ALBERTSON'S 34 4.3%
PETSMART 41 4.1%
CVS 58 3.9%
BJ'S WHOLESALE CLUB 3 3.4%
APOLLO GROUP 1 2.6%
WAL-MART 8 2.5%
L.A. FITNESS 17 2.5%
AMAZON.COM 3 2.5%
KOHL'S 20 2.4%
TOP 10 TOTAL
261 33.2%

CCPT III: Long-Term Leases to High-Quality Tenants
CREDIT RATING OF RATED TENANTS
37.6%
BBB+ / BBB / BBB-
1.6%
B- and Below
12.2%
BB+ / BB / BB-
15.6%
B+ / B
20.1%
A+ / A / A-
12.9%
AAA / AA+ /
AA / AA-
LEASE EXPIRATIONS
62.3%
10-20 YEARS
12.9%
7-10 YEARS
7.1%
20+ YEARS
9.3%
5-7 YEARS
3.1%
0-3 YEARS 5.3%
3-5 YEARS
Notes: Lease Expirations based on straight-line rental revenue and assume no renewals are exercised. Based on annualized straight-line rental revenue, approximately 59.4% of CCPT III’s tenants are rated by S&P; of the 59.4%, approximately 70.6% are rated investment grade.  S&P credit ratings are as of 1/16/2013. Data is unaudited as of 12/31/2012.

Experienced Management Team and Platform
352 PROFESSIONALS
CAPITAL
MARKETS
140 PROFESSIONALS
REAL ESTATE
TRANSACTIONS
REAL ESTATE
STRATEGY
REAL ESTATE
OPERATIONS
EXECUTIVE AND
OTHER
IT AND
FACILITIES
Sales, Shareholder Services,
Investor & Broker Dealer
Relationships, and Other
Support Functions
Acquisitions,
Dispositions and Legal
& Risk Management
Underwriting and
Investment Strategy
& Research
Real Estate Finance,
Property Management &
Operations, and Leasing
Accounting,
Human Resources,
and Administrative
Information Technology
and Facilities Management
JEFF HOLLAND, CFA
HEAD OF CAPITAL MARKETS
16 YEARS OF EXPERIENCE
BlackRock | Raymond James
McKinsey & Company
MITCHELL SABSHON
CHIEF OPERATING OFFICER
27 YEARS OF EXPERIENCE
Goldman Sachs | Lehman Brothers
Skadden Arps
THOMAS W. ROBERTS
MANAGING DIRECTOR
OF REAL ESTATE
25 YEARS OF EXPERIENCE
Opus West | Koll Company
KIRK McALLASTER, CPA
CHIEF FINANCIAL OFFICER
(REITS AND REAL ESTATE FUNDS)
21 YEARS OF EXPERIENCE
Deloitte | Coopers & Lybrand
DAVID LYNN, Ph.D.
CHIEF INVESTMENT STRATEGIST
25 YEARS OF EXPERIENCE
ING Clarion | AIG Global Real Estate
AvalonBay Communities
AARON HALFACRE, CFA
CHIEF MARKETING OFFICER
15 YEARS OF EXPERIENCE
BlackRock | Green Street Advisors
STEPHAN KELLER
CHIEF FINANCIAL OFFICER
20 YEARS OF EXPERIENCE
UBS
Seamless integration of the same real estate management
platform that has acquired and managed the real estate
assets of CCPT III since its inception
CHONG P. HUAN
HEAD OF TECHNOLOGY &
INFRASTRUCTURE
20 YEARS OF EXPERIENCE
Citi | AIG | New York Life
MARC NEMER
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
15 YEARS OF EXPERIENCE
Latham & Watkins | Skadden Arps
CHRISTOPHER H. COLE
EXECUTIVE CHAIRMAN
34 YEARS OF EXPERIENCE
Founder, Cole
Real Estate Investments
42 PROFESSIONALS 15 PROFESSIONALS 59 PROFESSIONALS 79 PROFESSIONALS 17 PROFESSIONALS

Robust Real Estate Resources
•
Leasing Team: 10
•
Enhances property values
through high occupancy,
balanced tenant mix, and
attractive economics
•
Employs statistical analysis to
drive economics and
measure leasing performance
•
Utilizes a national geographic
coverage model
•
Real Estate Acquisitions
Team: 20
•
“On the ground” deal
sourcing team with
–
In-depth knowledge of
primary, secondary and
tertiary property
markets
–
Strong, strategic
relationships with
leading national and
regional brokerage firms
•
Over $3.9 billion of
transactions in 2012:
–
$1.2 billion single-tenant
retail
–
$1 billion multi-tenant
retail
–
$1 billion office and
industrial
–
Over $700 million of
dispositions
A broad range of real estate acquisition, portfolio strategy, financing, management, and leasing capabilities to optimize individual assets and entire portfolios
•
Underwriting Team: 9
–
Credit/tenant
underwriting
–
Site inspections
•
Investment Strategy
and Research Team: 5
–
1 Post Doctorate, 1
Master of Quantitative
Finance, 1 CFA
–
Market Research
–
Portfolio construction
and optimization
LEASING REAL ESTATE TRANSACTIONS REAL ESTATE STRATEGY
•
Property Management
and Operations Team: 43
•
Manages over 76 million
square feet and over 2,000
properties
•
Capability to manage stand-
alone properties as well as
power centers
•
Utilizes regional geographic
coverage model with offices
in Phoenix, Atlanta, Chicago
and Orlando
•
Oversees all major capital
and repair projects, tenant
expansions and build-to-suit
program
PROPERTY MANAGEMENT
•
Real Estate Finance Team: 7
•
Obtains unsecured/secured
lines of credit and first
mortgage financing
•
Secured $1.65 billion worth of
financing in 2012
REAL ESTATE FINANCE
REAL ESTATE LEGAL
•
Finance and Accounting
Team: 55
•
16 CPAs
•
22 Big 4 public
accounting alumni
FINANCE & ACCOUNTING
•
Real Estate Legal Team: 21
•
Provides transaction support
and risk management

Property Trade Search Results

Single-Tenant All Types | North America | US

REAL CAPITAL ANALYTICS

RANK	BUYER	ACQ IN MIL	# PROPS	AVG. PRICE IN MIL	TOTAL GLOBAL ACQ IN MIL	# PROPS
1	**Cole Real Estate Investments**	**$6,652.8**	**838**	**$7.9**	**$10,548.6**	**1,238**
2	Inland Real Estate Group	$5,309.9	814	$6.5	$26,075.9	1,669
3	Lexington Realty Trust	$3,002.2	234	$12.8	$4,587.4	329
4	WP Carey	$2,911.5	233	$12.5	$6,819.7	545
5	American Realty Capital	$2,622.5	393	$6.7	$3,637.8	512
6	Wells Real Estate Funds	$2,479.6	45	$55.1	$9,741.0	144
7	SRS Real Estate Partners	$2,236.0	598	$3.7	$2,903.3	716
8	The Landes Group	$1,763.6	403	$4.4	$1,833.2	415
9	Paramount Group	$1,600.8	5	$320.2	$8,341.2	23
10	Realty Income Corp	$1,570.8	304	$5.2	$1,952.8	342

Property Trade Search Results

All Property Types | North America | US

REAL CAPITAL ANALYTICS

RANK	BUYER	ACQ IN MIL	# PROPS	AVG. PRICE IN MIL	TOTAL GLOBAL ACQ IN MIL	# PROPS
1	Blackstone	$16,994.5	2,183	$7.8	$134,750.4	5,443
2	AMB	$8,169.3	1,269	$6.4	$17,671.0	1,753
3	**Cole Real Estate Investments**	**$7,905.2**	**985**	**$8.0**	**$10,749.7**	**1,249**
4	Simon Property Group	$7,680.5	66	$116.4	$25,481.5	268
5	Inland Real Estate Group	$6,381.3	405	$15.8	$26,271.0	1,679
6	TIAA-CREF	$4,033.1	59	$68.4	$30,489.4	766
7	American Campus Communities	$3,437.7	144	$23.9	$4,034.7	173
8	Invesco RE	$3,334.7	47	$71.0	$17,843.1	411
9	Gramercy Capital Corp	$3,330.1	1,101	$3.0	$5,327.6	1,209
10	Brookfield Asset Mgmt	$3,108.8	87	$35.7	$25,471.3	420

REAL CAPITAL ANALYTICS

COLE

Industry Leading Transactions Platform
1
U.S. SINGLE-TENANT
ACQUISITIONS
PAST TEN YEARS
3
ALL U.S. PROPERTY
TYPES ACQUISITIONS
PAST FIVE YEARS
Real Capital Analytics, North America, US
Transactions closed or under contract. Status dates: Excludes joint venture investments. Data as of December 31, 2012.
1
U.S. SINGLE-TENANT
RETAIL ACQUISITIONS
PAST TEN YEARS
1
U.S. SINGLE-TENANT
OFFICE ACQUISITIONS
PAST THREE YEARS
#
#
#
#

Comprehensive Capital Raising Capabilities
•
Client Segmentation and
Targeting Capability
•
Registered Investment Advisor
Channel
Demographics
•
Product Specialists
•
Thought-leadership Research
•
Sales Ideas
•
Partnership Campaigns
•
Industry Trends
•
Digital Marketing
•
Public Relations/
Advertising
•
Broker-Dealer Firms
(1)
: 480
Selling Agreements
•
Relationship Management
Team: 13
•
Campaigns: Customized to
Partner Focus Themes
•
Number of Events
in 2011: 501
•
Co-sponsor Firm
Events: 368
•
“Essential Partner”
Business Model
A broad range of capital raising capabilities to meet the needs of our distribution partners
•
2012 Assets Raised:
$1.28 billion
•
Average Shareholder
Investment : $36,000
•
Number of
Salespeople: 70
•
Dedicated Virtual
Team: 7
•
Channels: Retail, Registered
Investment Advisors,
Institutional
•
Advisors with Sales: 13,375
•
2012 Market Share
(2)
: 12%
•
Consultative/Educational
Approach
•
19 Representatives
•
Investor Services: 160,000
•
Shareholder Accounts
•
Average Daily Call Volume:
625
•
New Business
Transactions: 3,000/mo.
MARKETING NATIONAL ACCOUNTS SALES
CLIENT SERVICE
•
Used Across All Channels:
Wirehouse, Independent
Broker-Dealer, and Registered
Investment Advisor
•
Uniform Compliance Process
•
Comprehensive Education and
Training
•
Supervisory Oversight
DISCIPLINED SALES PROCESS
•
Standard Non-listed REITs,
Daily NAV Products, Limited
Partnerships, Share Class
Modeling, and Separate
Accounts
PRODUCT STRUCTURING
MARKET INTELLIGENCE
1. Reflects participating dealer agreements entered into during offering stages of Cole Credit Property Trust III, Inc., Cole Credit Property Trust IV, Inc., Cole Corporate Income Trust, Inc.
and Cole Real Estate Income Strategy (Daily NAV), Inc. Data is unaudited as of 12/31/2012.
2. Source: Robert A. Stanger & Co., Inc.; includes equity and mortgage LPs, LLCs, and non-listed REITs.

INLAND	COLE Real Estate Investments	COLE Real Estate Investments	AR	AR
	KBS	Apple Companies	Apple Companies	COLE Real Estate Investments	COLE Real Estate Investments
	COLE Real Estate Investments	KBS	KBS	CBRE CB Richard Ellis	W. P. CAREY
	BehringerHarvard	Wells Real Estate Funds	HTA Healthcare Trust of America Inc.	W. P. CAREY	Dividend Capital
	Wells Real Estate Funds	Grubb & Ellis From Insight to Results	W. P. CAREY	BehringerHarvard	INLAND

COLE

Consistent Market Leadership
Source: Robert A. Stanger & Co., Inc., based on annual capital raise by the sponsor.
Notes: Healthcare Trust of America was distributed by American Realty Capital. The corporate logos used in this chart that are registered trademarks are the property of their respective owners.
Cole is the only non-listed REIT sponsor on the leader board 5 years in a row
TOP 5 REAL ESTATE SPONSORS
15
2008 2009 2010 2011 2012
1
st
2
nd
3
rd
4
th
5
th

Immediately Accretive and Poised for Greater Growth
Source: Robert A. Stanger & Co., Inc.; includes equity and mortgage LPs, LLCs, and non-listed REITs; ranking by sponsor.
INDUSTRY GROSS SALES
EQUITY RAISED
($ in billions)
2008 2009 2010 2011 2012
COLE MARKET SHARE 11% 16% 18% 16% 12%
COLE RANKING
#3 #1 #1 #2 #2
•
Cole Real Estate Investments is continuously developing new products and seeking to open new channels for distribution
•
With the ability to offer multiple investment vehicles (e.g. listed shares, non-listed offerings), Cole Real Estate Investments will appeal to a broader range of current and potential investors
•
All future growth opportunities will directly benefit the CCPT III stockholders as income and valuation are realized
•
CCPT III is acquiring a large, profitable real estate investment manager on an immediately accretive basis
•
Assuming a $1.3 billion capital raise over a 12 month period, the asset management business would generate approximately $90 million in incremental revenue for the combined company
•
Over $6 billion has been raised in the past 5 years alone
–
Consistently averaging $100 million of new capital per month
16
$1.1
$1.0
$1.4
$1.3
$1.3
$9.6
$6.1
$8.1
$8.3
$10.3
$0
$2
$4
$6
$8
$10
$12
2008 2009 2010 2011 2012
COLE INDUSTRY
CURRENT INCREMENTAL VALUE
SIGNIFICANT GROWTH OPPORTUNITY

Significant Market Share Opportunity Exists
Notes: See About the Data on page 22 for footnote information. Past performance does not guarantee future results.
• Cole has captured over 3%  share of all real estate assets under management in the insurance and independent channels
–
Capturing  14% of new inflows invested into non-listed REITs on average for the past five years
–
Expectations of an incremental 5% opportunity from new advisors in Current Retail channel and 4% in New Core Retail channel
•
Replicating 3% share of institutional and subadvisory real estate allocations would equate to a significant opportunity
–
Attaining 1% share of all Institutional real estate allocations and 5% share of all subadvisory real estate allocations may be conservative
–
3% share of these new distribution channels could be as much as $90 billion
CHANNEL
TOTAL
AUM
(2)
MIN. REAL ESTATE ALLOCATION
(2)
COLE OPPORTUNITY
(3)
% OF TOTAL AUM REAL ESTATE (RE) AUM % OF RE AUM CAPITAL RAISE ASSETS
(4)
Current Retail
$3.4T 6.6% $224B 5% $11B $22B
Insurance and Independent Broker - Dealers
(Fee and Commission)
New Core Retail
$8.6T 5.0% $430B 4% $17B $34B
Wirehouse, Regional, Bank, RIA,
and Bank Broker-Dealers
Institutional
$11.0T
7.0% $770B 1% $8B $16B
Subadvisory
$3.7T
5.0% $185B 5% $9B $18B
TOTAL
$27.0T
6.0% $1.6T 3% $45B $90B
(1)

Merger Benefits Summary
SCALE
•
CCPT III is one of the largest REITs focused on the net-lease commercial real estate sector, and following a listing, Cole Real
Estate Investments would be the second largest publicly-traded REIT in the net-lease sector
CONSISTENCY
•
CCPT III stockholders will continue to benefit from the knowledge and operational efficiencies resulting from seamless integration of the same real estate management platform that has acquired and managed the real estate assets of CCPT III since its inception
VALUE
•
Transaction is expected to be immediately accretive to CCPT III’s funds from operations and to support an increase in the
Company’s annualized dividend rate to $0.70 per share upon closing
LIQUIDITY
•
Stockholders will have even greater access to liquidity/flexibility to sell or retain shares based on public market value
Represents opportunity to achieve a liquidity event substantially earlier than was previously anticipated for CCPT III stockholders
ACCESS
•
Cole Real Estate Investments will have the opportunity not only to continue raising capital from retail distribution channels, but also to increase its access to institutional investors and related capital sources
Better positioned to seek other accretive opportunities beyond organic capital raising opportunities
GROWTH
•
Cole Real Estate Investments will benefit from its new income stream of fees earned from the management of other real estate vehicles as well as the efficiencies resulting from the elimination of its external management fees
POTENTIAL
•
This transformational transaction creates a historic opportunity to participate in the next evolution of real estate asset management
Making even more obtainable the goal of being the premier, trusted brand in real estate, and the most capable partner in delivering best-in-class long-term results
Creating a new paradigm in real estate asset management that can provide financial advisors and investors with sound investment strategies and innovative investment vehicles

Roadmap to Completion
•
List Cole Real Estate Investments
on NYSE promptly after charter
is amended
•
Announce transaction
•
Seek stockholder approval to
amend CCPT III’s charter at the
annual meeting
June 2013
April - May
2013
•
Expected closing in Q2 2013, subject
to satisfaction of customary closing
conditions and applicable regulatory
approvals
June 2013

About the Data
Slide Notes: “A Highly Attractive Portfolio and A Leading Investment Manager”
Slide Notes: “Significant Market Share Opportunity Exists”
Based on wholly-owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Data is unaudited as of December 31, 2012.
Weighted Average Remaining Lease Term is based on annualized straight-line rental revenue.
Total Square Feet includes building and ground-lease square footage.
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As of 12/31/2012, Independent and Insurance AUM is $3.4T, and current allocation to real estate is 6.6% ($224B); Cole’s market share at $6.6B in capital raise ($12B in
AUM) is 2.9%. New Flows share is a 5 year average (14.2% = $1.21B average Cole flows / $8.5B average industry flows)  (Robert A. Stanger & Co., Inc.).
AUM is as of the end of 2011 (Cerulli Associates). Current Retail allocation to real estate is 6.6% (Cerulli Associates). Other Minimum Real Estate Allocations are an average assumption based on Cerulli Associates, Investment News, and other publications.
Cole Opportunity is our projection for market share within real estate allocations.
Assets based on 50% loan-to-value ratio.